UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
         Date of Report (Date of earliest event reported): April 7, 2006
                             US AIRWAYS GROUP, INC.
             (Exact name of registrant as specified in its charter)

  Delaware                     1-8444                     54-1194634
  (State of jurisdiction)      (Commission File No.)      (IRS Employer
                                                          Identification No.)

                           111 West Rio Salado Parkway
                              Tempe, Arizona 85281
              (Address of principal executive offices and zip code)
       Registrant's telephone number, including area code: (480) 693-0800
                                US AIRWAYS, INC.
             (Exact name of registrant as specified in its charter)

  Delaware                     1-8442                     53-0218143
  (State of jurisdiction)      (Commission File No.)      (IRS Employer
                                                          Identification No.)

                           111 West Rio Salado Parkway
                              Tempe, Arizona 85281
              (Address of principal executive offices and zip code)
       Registrant's telephone number, including area code: (480) 693-0800
                           AMERICA WEST AIRLINES, INC.
             (Exact name of registrant as specified in its charter)

  Delaware                     0-12337                    86-0418245
  (State of jurisdiction)      (Commission File No.)      (IRS Employer
                                                          Identification No.)

                          4000 E. Sky Harbor Boulevard
                           Phoenix, Arizona 85034-3899
              (Address of principal executive offices and zip code)
       Registrant's telephone number, including area code: (480) 693-0800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry Into A Material Definitive Agreement

         On April 7, 2006, US Airways Group, Inc. ("US Airways Group"), consummated a transaction increasing its existing $1.1 billion financing to $1.25 billion.

         Amended and Restated Loan

         On April 7, 2006, US Airways Group, as borrower, entered into an Amended and Restated Loan Agreement (the "Loan"), with General Electric Capital Corporation, as Administrative Agent, the lenders party to the agreement from time to time, and certain subsidiaries of US Airways Group party to the agreement from time to time, amending and restating its previously announced Loan Agreement, dated as of March 31, 2006 (the "Existing Loan").

         The Loan is in the total amount of $1.25 billion, including $150 million borrowed on April 7, 2006, and $1.1 billion previously borrowed under the Existing Loan on March 31, 2006. The terms and conditions of the Loan are applicable to the full $1.25 billion borrowed. The Loan bears interest at an index rate plus an applicable index margin or, at US Airways Group's option, LIBOR plus an applicable LIBOR margin for interest periods of one, two, three or six months. The applicable index margin, subject to adjustment, is 1.50%, 2.00%, 2.25%, or 2.50% if the adjusted loan balance is respectively less than $600 million, between $600 million and $750 million, between $750 million and $900 million, or between $900 million and $1.25 billion. The applicable LIBOR margin, subject to adjustment, is 2.50%, 3.00%, 3.25%, or 3.50% if the adjusted loan balance is respectively less than $600 million, between $600 million and $750 million, between $750 million and $900 million, or between $900 million and $1.25 billion. In addition, interest on the Loan may be adjusted based on the credit rating for the Loan as follows: (i) subject to clause (ii) below, if the credit rating for the Loan is B1 or better from Moody's and B+ or better from S&P as of the last day of the most recently ended fiscal quarter, then (A) the applicable LIBOR margin will be the lower of 3.25% and the rate otherwise applicable based upon the adjusted Loan balance and (B) the applicable index margin will be the lower of 2.25% and the rate otherwise applicable based upon the adjusted Loan balance and (ii) if the credit rating for the Loan is Ba3 or better from Moody's and BB- or better from S&P as of the last day of the most recently ended fiscal quarter, then the applicable LIBOR margin will be 2.50% and the applicable index margin will be 1.50%. The Loan matures on March 31, 2011, and no principal payments are scheduled until maturity.

         In addition, the Loan:

    o requires certain mandatory prepayments upon certain asset sales, including sale-leasebacks, subject to US Airways Group's right to reinvest net sales proceeds in qualified assets;

    o provides for mandatory prepayments upon a change in control or collateral value deficiencies;

    o establishes certain financial covenants, subject to adjustment, including minimum cash requirements (as described in more detail below), minimum ratios of earnings before interest, taxes, depreciation, amortization and aircraft rent to fixed charges (except during a covenant suspension period), and minimum ratios of collateral value to outstanding principal;

    o contains customary affirmative covenants and the following negative covenants (some of which are eased during a covenant suspension period): restrictions on liens, investments, restricted payments, asset sales; acquisitions, changes in fiscal year, sale and leasebacks, transactions with affiliates, conduct of business, mergers or consolidations, amendments to other indebtedness and certain other documents; no creation of negative pledges; no speculative transactions; no hazardous material releases, and no ERISA events; and

    o contains customary events of default, including payment defaults, cross-defaults, breach of covenants, bankruptcy and insolvency defaults, judgment defaults, and business discontinuations (i.e., voluntary suspension of substantially all flights for two days).

         US Airways Group is required to maintain (in accounts subject to control agreements) consolidated unrestricted cash and cash equivalents (including amounts held in the collateral account) of not less than $750 million (subject to partial reductions upon certain reductions in the outstanding principal amount of the Loan). The foregoing is qualified in its entirety by the terms of the Loan, a copy of which is attached as Exhibit 4.1 and incorporated herein by reference.

Item 2.03 Creation Of A Direct Financial Obligation Or An Obligation Under An Off-Balance Sheet Arrangement Of A Registrant.

         The information set forth in Item 1.01 above is incorporated herein by reference.

Item 9.01. Financial Statements And Exhibits.

   (c) Exhibits.

Exhibit No.       Description

4.1 Amended and Restated Loan Agreement, dated as of April 7, 2006, among US Airways Group, Inc., General Electric Capital Corporation, as Administrative Agent, the lenders party to the agreement from time to time, and certain subsidiaries of US Airways Group party to the agreement from time to time.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, US Airways Group, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           US Airways Group, Inc.

Dated: April 10, 2006                      By: /s/ Derek J. Kerr
                                               --------------------------
                                                Derek J. Kerr
                                                Senior Vice President and
                                                Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, America West Holdings Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           US Airways, Inc.

Dated: April 10, 2006                      By: /s/ Derek J. Kerr
                                               --------------------------
                                               Derek J. Kerr
                                               Senior Vice President and
                                               Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, America West Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           America West Airlines, Inc.

Dated: April 10, 2006                      By: /s/ Derek J. Kerr
                                               --------------------------
                                               Derek J. Kerr
                                               Senior Vice President and
                                               Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.       Description

4.1 Amended and Restated Loan Agreement, dated as of April 7, 2006, among US Airways Group, Inc., General Electric Capital Corporation, as Administrative Agent, the lenders party to the agreement from time to time, and certain subsidiaries of US Airways Group party to the agreement from time to time.